UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2018

TrustCo Bank Corp NY
(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-10592	14-1630287
State of Other Jurisdiction or Incorporation	Commission File Number	(IRS Employer Identification No.)

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of Principal Executive Offices)

(518) 377-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On February 14, 2018, Trustco Bank (the “Bank”), the wholly owned subsidiary of TrustCo Bank Corp NY (the “Company”), was informed by its primary regulator, the Office of the Comptroller of the Currency, that the formal agreement between the Bank and the OCC, dated July 21, 2015 (the “Formal Agreement”), was terminated effective February 7, 2018. The execution of the agreement with the OCC and a summary of the material terms thereof were disclosed in the Company’s Current Report on Form 8-K filed on July 21, 2015, which summary is qualified by reference to the full text of the agreement filed as Exhibit 10.1 thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTCO BANK CORP NY

By:	/s/ Michael M. Ozimek
Name:	Michael M. Ozimek
Title:	Senior Vice President & Chief Financial Officer

Date: February 14, 2018